Exhibit 10.2

   In connection with the Annual Report of Dynamic Oil and Gas, Inc. (the Company) on Form 20-F for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael
A. Bardell, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael A. Bardell




Michael A. Bardell
Chief Financial Officer (Principal Financial Officer)


August 19, 2002